UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 28, 2004

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. (c) Exhibit

99.1	Press Release dated April 28, 2004 “NovaStar Announces Earnings Increase and Declares Dividend for First Quarter 2004”.

Item 12. Results of Operations and Financial Condition

Pursuant to Item 12 of Form 8-K, NovaStar Financial, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its earnings release for the first quarter of 2004 publicly released on April 28, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: April 30, 2004	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Vice President, Treasurer and Controller

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Exhibit Index

Exhibit Number

99.1	Press Release dated April 28, 2004 “NovaStar Announces Earnings Increase and Declares Dividend for First Quarter 2004.

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